BUSINESS ACQUISITIONS - Acquisition of Pro Forma information (Details) - USD ($) $ / shares in Units, $ in Thousands	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017
Summary of unaudited pro forma result of operations
Pro forma net revenue	$ 165,309	$ 154,124
Pro forma net income attributable to RYB Education, Inc.	$ 380	$ 9,442
Pro forma net income per ordinary share-basic	$ 0.01	$ 0.38
Pro forma net income per ordinary share- diluted	$ 0.01	$ 0.36